UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/16/2012

R. R. DONNELLEY & SONS COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4694

DE	361004130
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 S. Wacker Dr., Chicago, IL 60606
(Address of principal executive offices, including zip code)

312-326-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 16, 2012, the Board of Directors of R.R. Donnelley & Sons Company (the "Company") amended the Company's By-Laws, effective immediately, to require the Company's Secretary to call a special meeting of stockholders upon the request of one or more stockholders holding, individually or in the aggregate, at least 10% of the combined voting power of the Company's outstanding shares of capital stock, subject to satisfaction of certain procedural requirements set forth therein. Prior to this amendment, the By-Laws did not provide a mechanism whereby stockholders could effect the calling of a special stockholders meeting.

Item 9.01.    Financial Statements and Exhibits

Amended and Restated By-Laws of R.R. Donnelley & Sons Company, effective as of February 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: February 21, 2012	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-3.2	Amended and Restated By-Laws of R.R. Donnelley & Sons Company, effective as of February 16, 2012